Exhibit 99.1 Stoke Therapeutics NASDAQ: STOK June 2025 © © COP COPY YR RI IG GH HT T 2 20 02 25 5 | | S ST TOKE OKE T TH HER ERA AP PEU EUT TI ICS CS | | 1

Forward-Looking Statements and Other Legal Notices This presentation has been prepared by Stoke Therapeutics, Inc. ( Stoke or us ) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter(s) or Stoke or any officer, director, employee, agent or advisor of Stoke. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof. Stoke assumes no obligation to publicly update any information or forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, subsequent events, or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the advantages that may be achieved with TANGO; the ability of TANGO to develop medicines for other genetic diseases and the opportunity thereof; the ability of zorevunersen (STK-001) to treat the underlying causes of Dravet syndrome and reduce seizures or show improvements in behavior or cognition at the indicated dosing levels or at all; the design, timing and results of the Phase 3 study, data readouts, regulatory decisions and other presentations for zorevunersen; the potential for zorevunersen to be a first-in-class, disease-modifying therapy for Dravet syndrome; the timing of regulatory interactions or the outcomes thereof; our expectations, plans, aspirations and goals, including those related to the potential of zorevunersen and our collaborations with Biogen and Acadia; the anticipated market for zorevunersen; our future operating results, financial position and cash runway and ability to fund operations beyond Phase 3 and into launch readiness to mid-2028. Statements including words such as anticipate, believe, hope, plan, will, continue, expect, ongoing, or potential and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they prove incorrect or do not fully materialize, could cause our results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: our ability to advance, obtain regulatory approval of, and ultimately commercialize our product candidates, including zorevunersen; the timing of data readouts and interim and final results of nonclinical and clinical studies; nonclinical and clinical data are voluminous and detailed, and regulatory authorities may interpret or weigh the importance of data differently and reach different conclusions than us or others, request additional information, have additional recommendations or change their guidance or requirements before or after approval; receiving Breakthrough Therapy Designation may not lead to a faster development or regulatory review or approval and does not mean zorevunersen will receive marketing approval; our ability to fund development activities and achieve development goals; our ability to protect our intellectual property; global business, political and macroeconomic conditions, including inflation, interest rate volatility, cybersecurity events, uncertainty with respect to the federal budget, instability in the global banking system and volatile market conditions, and global events, including public health crises and ongoing geopolitical conflicts, such as the conflicts in Ukraine and the Middle East; and other risks and uncertainties described under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2024, our quarterly reports on Form 10-Q and the other documentation we file from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made, you will be solely responsible for your own assessment of the market and our market position, and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Stoke. Certain information contained in or that may orally accompany this presentation relate to or are based on studies, research, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, research, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. This presentation discusses product candidates, including zorevunersen, that have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory agency. © COPYRIGHT 2025 | STOKE THERAPEUTICS | 2

OUR GOAL Restore protein expression by harnessing the body’s potential with RNA medicine Stoke’s pipeline offers potential first-in-class disease modifying new medicines for diseases caused by protein insufficiency STK-002 for Autosomal zorevunersen Dominant Optic Atrophy SYNGAP1 And beyond… for Dravet syndrome (ADOA) A severe genetic developmental A severe and rare genetic The most common inherited ~6,500 add’l genes with epileptic encephalopathy neurodevelopmental disease optic nerve disorder TANGO target signatures © © COP COPY YR RI IG GH HT T 2 20 02 25 5 | | S ST TOKE OKE T TH HER ERA AP PEU EUT TI ICS CS | | 3

ADVANTAGES OF STOKE’S APPROACH vs. OTHER GENETIC APPROACHES Selectively boosts expression No observed unwanted Utility across small and only in tissues where the protein off-target genetic effects large gene targets and is normally expressed mutations Does not alter DNA Ability to control dose level Simple and scalable and duration manufacturing © © COP COPY YR RI IG GH HT T 2 20 02 25 5 | | S ST TOKE OKE T TH HER ERA AP PEU EUT TI ICS CS | | 4

Dravet Syndrome: A Severe, Progressive Genetic Epilepsy

85%[3]
of cases caused by a
HAPLOINSUFFICIENCY
of the *SCN1A* gene

RESULTING IN

50%
$Na_V1.1$ protein expression

1 OUT OF 15,600[2]
babies are born with Dravet syndrome

UP TO 20%[4] **of children and adolescents with Dravet syndrome die before adulthood,** due to SUDEP[1], prolonged seizures, seizure-related accidents or infections

Seizures are not adequately controlled in **90%**[4] **of people with Dravet syndrome**

~38,000[2]
Patients with Dravet syndrome in the U.S., Japan, Germany, France, Italy, Spain and UK



Dravet syndrome is not concentrated in a particular geographic area or ethnic group

1 Sudden Unexpected Death in Epilepsy
[2] Based on preliminary management estimates, which scaled annual incidence to prevalence using country-specific live birth rates over the past 85 years and adjusted for Dravet-specific mortality. The estimate is based on incidence rates published by [3]Wu et al., Pediatrics, 2015
[4]Symonds, J. et al. Brain, 2021. 2018 Health Advances Report; Djémié et al., Molecular Genetics & Genomic Medicine, 2016; Lagae et al., Developmental Medicine & Child Neurology, 2017; Nabbout et al., Orphanet Journal of Rare Diseases, 2013; Epilepsy, Behav. 2016; Dravet Syndrome Foundation.

STOKE THERAPEUTICS

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Current Treatments For Dravet Aim to Reduce Seizures Leaving a Significant Gap in Treatment of the Syndrome

MULTIPLE MEDICINES available for Seizure Management

Bromide	Cannabinoid
Clobazam	Diazepam
Fenfluramine	Levetiracetam
Stiripentol	Topiramate
Valproate	Zonisamide

Currently NO MEDICINES available for Syndrome Management

?

STOKE THERAPEUTICS

ASM, antiseizure medication; DS, Dravet syndrome; SOC, standard of care.
1. Lagae L, et al. Dev Med Child Neurol 2018; 60 (1): 63–72. Appendix S4. 2. Lagae L, et al. Dev Med Child Neurol 2018; 60 (1): 63–72.

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The Effects of Dravet Go Beyond “Just Seizures”

All aspects of life are affected, not only for the individual living with DS, but for their caregivers and families


Developmental deficits
Seizures
Behavioral changes
Difficulties with balance, walking, and gait
Polytherapy
Communication and speech challenges
Sleep disruptions
Stress
Financial burden
Social isolation
Work productivity
Mental health strain
Family dynamics

STOKE THERAPEUTICS

DS, Dravet syndrome.
Voice of the patient report. Externally-Led Patient-Focused Drug Development Meeting on Dravet Syndrome. Available at: https://dravetfoundation.org/dsf-funded-research/externally-led-pfdd-meeting/. Accessed March 2025.

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Natural History Data: Despite Standard Anti-Seizure Medicines, No Meaningful Improvement in Convulsive Seizure Frequency Patients were treated with the Change in Convulsive Seizure Frequency best available anti-seizure medicines Median baseline convulsive seizure frequency per 28 days (95% CI), n=26 10.0 (5.50, 15.5) Most common ongoing anti-seizure medicines, n (%) ZZ Clobazam 25 (69.4%) Fenfluramine 16 (44.4%) Stiripentol 14 (38.9%) Valproic Acid 14 (38.9%) Month Cannabidiol 12 (33.3%) Mean progression of BUTTERFLY patients Levetiracetam 8 (22.2%) Source: 24-Month Analysis of BUTTERFLY: A Prospective, Observational Study to Investigate Cognition and Other Non-seizure © COPYRIGHT 2025 | STOKE THERAPEUTICS | 8 Comorbidities in Children and Adolescents with Dravet Syndrome (DS), AES 2023. Percent change from baseline in convulsive seizure frequency

Compelling Clinical Data and Key Stakeholder Engagement Underscore the Potential for Zorevunersen FDA Breakthrough Biogen Phase 3 Study Clinical Data Underway Therapy Collaboration for Substantial and durable reductions in seizure Designation Zorevunersen First sites initiated in the frequency and continuing U.S. in May 2025 Indicates that zorevunersen Brings global commercial improvements across may demonstrate expertise with high-value, multiple measures of substantial improvement disease-modifying cognition and behavior are over available therapy medicines, Stoke retains full evidence of disease rights in U.S., Canada, and modification Mexico First-ever Phase 3 study of Disease modification would represent a major step a potential disease-modifying medicine KEY TAKEAWAYS forward in the treatment of Dravet syndrome for Dravet syndrome now underway *Breakthrough Therapy Designation is not the same as drug approval. Zorevunersen is an investigational drug candidate. © COPYRIGHT 2025 | STOKE THERAPEUTICS | Regulatory discussions ongoing. 9

Initial 70mg Doses of Zorevunersen Demonstrated Substantial and Sustained Reductions in Convulsive Seizure Frequency on Top of Standard of Care Medicines Median percent change in convulsive seizure frequency 70 mg 1 dose from baseline in Phase 1/2a studies 70 mg 2 dose 50 70 mg 3 dose 0 ZZ -50 -100 M1 M2 M3 M4 M5 M6 M7 M8 M9 Dose 1 Dose 2 Dose 3 Laux, L et al. Zorevunersen (STK-001) demonstrates potential for disease modification including reductions in seizures and improvements in cognition and © COPYRIGHT 2025 | STOKE THERAPEUTICS | 10 behavior in children and adolescents with Dravet syndrome (presentation). American Epilepsy Society Annual Meeting, December 6-10, 2024 (Los Angeles, USA). Median % change in convulsive seizure frequency from Ph1/2a baseline (80% CI)

Ongoing Treatment Demonstrated Substantial and Durable Reductions in Convulsive Seizure Frequency 70 mg 1 dose* Initial 2 & 3 doses of 70mg in Ph1/2 followed by 45mg 70 mg 2 dose in OLE demonstrated up to 87% reduction at Month 8 70 mg 3 dose 0 -25 ZZ -50 -75 -100 M1 M2 M3 M4 M5 M6 M7 M8 End of 45mg* 45mg* Ph1/2a *Patients from the single dose 70mg cohort received 30mg doses at M1 and M5. Patients with Dravet syndrome in open-label extension studies of zorevunersen (STK-001) have durable reductions in seizure © COPYRIGHT 2025 | STOKE THERAPEUTICS | 11 frequency and ongoing improvements in cognition and behavior. AES 2024 Median % change in convulsive seizure frequency from Ph1/2a baseline (80% CI)

Substantial, Durable Reductions in Seizures On Top of SOC Observed Through Two Years of Treatment with Zorevunersen



Data for all patients who continued treatment in the OLEs
Enrolled patients
70 mg in Ph 1/2a and ≥30 mg in OLE
Median % change in convulsive seizure frequency from Ph1/2a baseline (80% CI)
0
-25
-50
-75
-100
End of Ph1/2a
M1
Dose 1
M2
M3
M4
M5
Dose 2
M6
M7
M8
M9
Dose 3
M10
M11
M12
M13
Dose 4
M14
M15
M16
M17
Dose 5
M18
M19
M20
M21
Dose 6
M22
M23
M24

Orange: Enrolled Patients (n=70 M1 and 17 at M24 based on study progression)
Black: 70mg Cohorts from Ph1/2a who received ≥30 mg in OLE (n=16 – 17 at each timepoint)
Ph1/2a End of Study results.; OLE data cut: June 28, 2024.
Sullivan, J et al. Patients with Dravet syndrome in open-label extension studies of zorevunersen (STK-001) have durable reductions in seizure frequency and ongoing improvements in cognition and behavior (poster). American Epilepsy Society Annual Meeting, December 6-10, 2024 (Los Angeles, USA).

STOKE THERAPEUTICS

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The Vineland-3 Assessment Tool is Commonly Used to Evaluate Non-seizure Outcomes in Dravet Syndrome

Vineland-3 Adaptive Behavior Scales*

	COMMUNICATION	MOTOR SKILLS	SOCIALIZATION	DAILY LIVING SKILLS
Domains	COMMUNICATION	MOTOR SKILLS	SOCIALIZATION	DAILY LIVING SKILLS
Subdomains	**Receptive:** Responds upon hearing name called **Expressive:** Says “Dada”, “Mama”, or caregiver name **Written:** Writes alphabet letters using correct orientation	**Gross Motor:** Moves, scoots, or crawls across the floor **Fine Motor:** Picks up small objects with thumb and fingers	**Interpersonal Relationships:** Responds upon hearing name called **Play and Leisure:** Responds when parent or caregiver is playful **Coping Skills:** Transitions easily from one activity to another	**Personal:** Cooperates in dressing and undressing **Domestic:** Puts away books, toys, etc. when done **Community:** Talks with a familiar person using a phone

STOKE THERAPEUTICS

DS, Dravet syndrome; Vineland-3, Vineland Adaptive Behavior Scales, Third Edition. *Maladaptive Behavior is an additional optional domain of the Vineland-3 depending on age and developmental requirements. Its subdomains include Externalizing, Internalizing, and Other.

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Adaptive Functioning and Neurodevelopment Plateau in Patients with Dravet Syndrome

Widening development gap over time in patients with Dravet syndrome relative to neurotypical peers

Vineland-3: Adaptive behavior in the Communication, Motor Skills, Socialization and Daily Living Skills domains

Disease progression modeling indicated no improvements in Expressive Communication, Personal Skills, Gross Motor, or Fine Motor through Month 24



Expressive Communication
Estimated growth scale values
200
150
100
50
Progression of neurotypical peers from 22 months
Progression of patients with DS
Estimated mean age-equivalent value at baseline = 22 months
0
3
6
9
12
15
18
21
24
Month in study



Gross Motor Skills
Estimated growth scale values
175
150
125
100
75
50
25
Progression of neurotypical peers from 23 months
Progression of patients with DS
Estimated mean age-equivalent value at baseline = 23 months
0
3
6
9
12
15
18
21
24
Month in study

DS, Dravet syndrome; Vineland-3, Vineland Adaptive Behavior Scales, Third Edition.

1. Sullivan J et al. Poster P788 Presented at EEC 2024; Rome, Italy, 7–11 September 2024. 2. Sullivan J, Wirrell E, Knupp KG, et al. Epilepsy Behav 2024;151:109604; 3. Sullivan J, Wirrell E, Knupp KG, et al. Epilepsy Behav 2022;137(Pt A):108955.

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Improvements in Cognition and Behavior Within 9 Months Continuing Improvements Throughout the OLEs Vineland-3 GSV scores in OLE build on improvements already observed in Phase 1/2 2 1 Open-label extension studies Phase 1/2a study Month 12 Month 24 LS mean change from Phase 1/2a baseline in GSV (95%CI) at Month 9 Change in GSV (95%CI) from OLE baseline to Month 24 1 Machine learning model constructed using data from EOS Ph1/2a ADMIRAL (all dose cohorts) and data through Month 4 visit in LONGWING OLE (as of Nov. 2023) © COPYRIGHT 2025 | STOKE THERAPEUTICS | 15 2 Mixed-effects model for repeated measures constructed using data through Month 24 from enrolled patients in OLE studies. Data cutoff 28 June 2024.

Zorevunersen Generally Well-Tolerated Across Studies

Phase 1/2a studies
(n=81)

TEAEs

- **30% of patients** experienced a study drug-related TEAE
- Most common: **CSF protein elevations** (13.6%) and **procedural vomiting** (4.9%)

TESAEs

- **22% of patients** experienced a TESAE
- All were **unrelated to study drug** except for 1 patient with SUSARs

OLE studies
(n=74)

Findings consistent with Ph1/2, with the exception of a higher incidence of CSF protein elevation

- **79% (56/71*)** of patients in the OLEs had at least 1 CSF protein value >50 mg/dL
- **No clinical manifestations** have been observed in these patients
- One patient discontinued treatment due to elevated CSF protein levels

To date,

>700 doses of zorevunersen†

have been administered;
3 years of treatment in some patients

End of Phase 1/2a study data. Datacut June 28, 2024, for OLEs.
**71/74 patients had ≥1 post-baseline CSF protein value in the OLEs*
†Number of doses to date includes doses administered after the June 28, 2024, safety datacut for the OLEs.
CSF, cerebrospinal fluid; OLE, open-label extension; SUSAR, suspected unexpected serious adverse reaction; TEAE, treatment-emergent adverse event; TESAE, treatment-emergent serious adverse event.

STOKE THERAPEUTICS

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EMPEROR Phase 3 Study Overview

Phase 3 design and dose regimen aligned with Ph1/2 and OLE studies

A DRAVET SYNDROME STUDY
emperor

Primary endpoint

Seizures

Percent change from baseline in major motor seizure frequency in patients receiving zorevunersen as compared to sham measured at Week 28

Key secondaries

Durability of effect on major motor seizure frequency measured at Week 52

Improvements in behavior & cognition measured by Vineland-3 subdomains

Other Endpoints

Safety, CGI-C, CaGI-C, BSID-IV, and others

Study Design: Sham-controlled, 1:1 randomization

Dosing Regimen: 2x70mg + 2x45mg

Study Start: May 2025

Population: 2 to <18 years with a confirmed variant in the *SCN1A* gene not associated with gain of function

Number of Patients Randomized: ~150

Sites: ~60 globally

Duration: 8-week baseline, 52-week efficacy treatment period

Data Anticipated: 2H 2027

STOKE THERAPEUTICS

Regulatory discussions ongoing

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First Phase 3 Study Designed to Assess Disease Modification in Dravet Syndrome Dosing Regimen of 2x70mg followed by 2x45mg based on positive data from Phase 1/2a and OLE studies 8-week baseline period 1:1 randomization 52-WEEK EFFICACY TREATMENT PERIOD D1 W8 W24 W40 Dose Dose Dose Dose 1 2 3 4 MAINTENANCE DOSES LOADING DOSES (sham or 45mg zorevunersen) (sham or 70mg zorevunersen) © COPYRIGHT 2025 | STOKE THERAPEUTICS | 18 Regulatory discussions ongoing

Zorevunersen is Positioned to Change the Treatment of Dravet Syndrome SIGNIFICANT NEED CLINICAL DATA STAKEHOLDER SUPPORT Current treatments focus on Substantial and durable reductions HCPs and caregivers have had an reducing seizure frequency. in seizures and continuing overwhelming positive reaction to There is nothing available to improvements in cognition and the zorevunersen profile as a 1 treat the entire syndrome. behavior on top of standard of disease-modifying medicine. care anti-seizure medicines. Phase 3 study now underway. Pivotal data anticipated in 2H 2027 Regulatory discussions ongoing © COPYRIGHT 2025 | STOKE THERAPEUTICS | 19 1. Based on Company sponsored interviews using a Product X profile based on MONARCH and ADMIRAL study results.

Substantial Patient Population

~38K patients with Dravet syndrome across 7 major markets

PREVALENCE OF DRAVET SYNDROME*


~38K[1]
PATIENTS
7K
Japan
16K
EU4 + UK
16K
US

SIGNIFICANT UNMET NEED DESPITE ANTI-SEIZURE MEDICINES

No disease modifying medicines are currently available

Seizures are inadequately controlled in 90% of patients

- **Mean 14.3 seizures per 28 days** while receiving an average of 3.5 ASMs at baseline

Developmental delays and cognitive impairment are persistent and cannot be treated today

- Patients with Dravet syndrome **fall further and further behind** their neurotypical peers

**Numbers may not add up due to rounding. EU4: Germany, France, Italy and Spain; ASMs: anti-seizure medications.*

[1] Based on preliminary management estimates, which scaled annual incidence to prevalence using country-specific live birth rates over the past 85 years and adjusted for Dravet-specific mortality. The estimate is based on incidence rates published by Wu et al., Pediatrics, 2015. Lagae et al., Developmental Medicine & Child Neurology, 2017; 2018 Health Advances Report; Dravet Syndrome Foundation Voice of the Patient Report. Sullivan, J. et al., 24-Month Analysis of BUTTERFLY. AES 2023.

STOKE THERAPEUTICS

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Approximately 90% of HCPs See a Significant Unmet Need for Patients with Dravet Syndrome Most pressing unmet needs identified by HCPs* Percent of respondents 100% 75% 50% 25% 0% Persistent patient seizure Lack of disease modifying Limited efficacy of existing Side effects burden treatment option agents on behavior/cognition *Based on Stoke quantitative market research with 135 HCP participants who treat Dravet syndrome in the US and EU in 2024. © COPYRIGHT 2025 | STOKE THERAPEUTICS | 21

Strategic Collaboration with Biogen to Develop and Commercialize Zorevunersen For Dravet Syndrome Collaboration leverages Biogen’s expertise commercializing high-value, disease- modifying medicines for rare genetic diseases Stoke leads global development and retains Biogen receives exclusive rest of world exclusive commercialization rights in the US, commercialization rights Canada, and Mexico • Option to license rights in rest-of-world for Financial terms maximize value to Stoke: certain future follow-on ASO products targeting SCN1A, in exchange for certain • $165M upfront, shared development costs, and payment considerations potential milestone payments of $385M • Tiered royalties on future sales in Biogen territories enable Stoke to retain substantial upside © COPYRIGHT 2025 | STOKE THERAPEUTICS | 22

Our Pipeline of First-in-Class Disease-Modifying Potential Medicines DISCOVERY & PROGRAM TARGET PHASE 1/2 PHASE 3 PARTNER PRECLINICAL CENTRAL NERVOUS SYSTEM Stoke: United States, zorevunersen Dravet Syndrome SCN1A Canada, Mexico Biogen: Rest of World SYNGAP1 SYNGAP1 Stoke: Acadia 50:50 Worldwide OPHTHALMOLOGY Stoke Global ADOA OPA1 STK-002 100% Significant opportunity in severe genetic diseases caused by insufficient protein production Initial areas of interest: CNS, Eye, Kidney, Heart © COPYRIGHT 2025 | STOKE THERAPEUTICS | 23 ADOA: Autosomal dominant optic atrophy

Recent Achievements and Priorities Going Forward Advance Zorevunersen Breakthrough Therapy Designation • Drive Enrollment in Phase 3 • Drive Greater Awareness and Understanding of Potential Positive Phase 1/2a and OLE Study Data to for Disease-Modification Support and De-Risk Phase 3 Biogen Collaboration Outside of United Advance the platform States, Canada, and Mexico • Continue Progress on ADOA • Continue Progress with Acadia on SYNGAP1 Initiated Phase 3 EMPEROR Study; First U.S. • Assess and Prioritize New Research Targets Sites Initiated in May 2025 Company capitalized beyond Phase 3 readout and into launch readiness Cash runway to mid-2028 $380M in Cash, Cash Equivalents, and Marketable Securities as of 3/31/2025 © COPYRIGHT 2025 | STOKE THERAPEUTICS | 24 Regulatory discussions ongoing

Copyright Stoke Therapeutics, Inc. Not for publication or distribution. © © COP COPY YR RI IG GH HT T 2 20 02 25 5 | | S ST TOKE OKE T TH HER ERA AP PEU EUT TI ICS CS | | 25